Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

International Growth Fund

(the “Fund”)

Supplement dated June 16, 2016 to the Statutory Prospectus dated October 1, 2015,

as supplemented and amended to date

The following changes to the Fund’s Prospectus are effective immediately:

In the section entitled “Fund Summary: International Growth Fund – Investment Adviser,” the information with respect to Massachusetts Financial Services Company (“MFS”) in the table captioned “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Marcus L. Smith*	2005	Investment Officer and Portfolio Manager
Daniel Ling, CFA	2009	Investment Officer and Portfolio Manager
Filipe M. G. Benzinho	2016	Investment Officer and Portfolio Manager

*	As of April 1, 2017, Marcus L. Smith will no longer be a portfolio manager of the Fund.

The information in the section entitled “Management – Investment Sub-Advisers” under the subheading Massachusetts Financial Services Company (“MFS”) with respect to the Fund is deleted in its entirety and replaced with the following:

MFS manages a portion of the assets of the International Growth Fund using a team of portfolio managers. The team is comprised of Marcus L. Smith, Filipe M.G. Benzinho and Daniel Ling, CFA, each an Investment Officer and Portfolio Manager of MFS. Mr. Benzinho has been employed in the investment area of MFS since 2009. Mr. Smith has been employed in the investment area of MFS since 1994. As of April 1, 2017, Mr. Smith will no longer be a portfolio manager of the Fund. Mr. Ling has been employed in the investment area of MFS since 2006. They have joint responsibility for making day-to-day investment decisions on behalf of MFS’ portion of the Fund’s assets.

Capitalized terms used but not defined herein shall the meaning assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I (“VC I”)

International Growth Fund

Global Strategy Fund

(each, a “Fund,” and collectively,” the “Funds”)

Supplement dated June 16, 2016 to the Statement of Additional Information (“SAI”)

dated October 1, 2015, as supplemented and amended to date

All reference to Marcus L. Smith, Investment Officer and Portfolio Manager with Massachusetts Financial Services Company (“MFS”), a sub-adviser to the International Growth Fund, is hereby deleted effective April 1, 2017. In addition, Filipe M.G. Benzinho, Investment Officer and Portfolio Manager with MFS, is hereby added effective May 1, 2016.

In the section entitled “Portfolio Managers – Other Accounts,” the information with respect to the International Growth Fund is supplemented as follows:

Fund	Sub-adviser	Portfolio Manager	Other Accounts (As of May 31, 2015)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($millions)	No. of Accounts	Assets ($millions)
International Growth Fund	MFS	Filipe M.G. Benzinho*	0	0	0	0	0	0

*	Account information provided is as of January 31, 2016.

On p. 37 of the SAI in the section entitled “INVESTMENT PRACTICES – Swaps” the first paragraph is deleted in its entirety and replaced with the following:

The Asset Allocation Fund, Capital Conservation Fund, Dynamic Allocation Fund, Emerging Economies Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, International Government Bond Fund, International Growth Fund, Large Cap Core Fund, Large Capital Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

In addition, the third paragraph is deleted in its entirety and replaced with the following:

The Asset Allocation Fund, Capital Conservation Fund, Dynamic Allocation Fund, Global Real Estate Fund, Global Strategy Fund, Government Securities Fund and International Growth Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

The section of the SAI entitled “Potential Conflicts of Interest” relating to MFS on p. 73 is supplemented as follows:

Effective May 1, 2016, the following benchmark will be used to measure the following portfolio manager’s performance for the following fund:

International Growth Fund

Filipe M.G. Benzinho: MSCI EAFE (Europe, Australasia, Far East) Index (net div)

On p. B-2 of Appendix B – Investment Practices, the information with respect to the Global Strategy Fund’s investments in fixed income securities and swap agreements is hereby deleted in its entirety and replaced with the following:

Fixed Income Securities (investment grade)	Y	(50%)
Inflation indexed bonds	Y
Junk bonds	Y	(30%)*
Variable rate demand notes	Y
Swap Agreements	Y
Credit default swaps	Y
Currency exchange rate swaps	Y
Interest rate swaps	Y
Total return swaps (equity)	Y

*	The Fund may invest up to 30% of its total assets in junk bonds but no more than 10% of its total assets in defaulted debt securities.

Capitalized terms used but not defined herein shall have the meaning assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.